Third Point Reinsurance Ltd.

Financial Supplement
December 31, 2015

(UNAUDITED)

This financial supplement is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by Third Point Reinsurance Ltd., including the Company’s Annual Report on Form 10-K.

Point House	Manoj Gupta - Head of Investor Relations and Business Development
3 Waterloo Lane	Tel: (441) 542-3333
Pembroke HM 08	Email: investorrelations@thirdpointre.bm
Bermuda	Website: www.thirdpointre.bm

Third Point Reinsurance Ltd.

Basis of Presentation and Non-GAAP Financial Measures:

Unless the context otherwise indicates or requires, as used in this financial supplement references to “we,” “our,” “us,” and the “Company,” refer to Third Point Reinsurance Ltd. and its directly and indirectly owned subsidiaries, including Third Point Reinsurance Company Ltd. (“Third Point Re”) and Third Point Reinsurance (USA) Ltd. (“Third Point Re USA”), as a combined entity, except where otherwise stated or where it is clear that the terms mean only Third Point Reinsurance Ltd. exclusive of its subsidiaries. We refer to Third Point Reinsurance Investment Management Ltd. as the “Catastrophe Fund Manager,” Third Point Reinsurance Opportunities Fund Ltd. as the “Catastrophe Fund” and Third Point Re Cat Ltd. as the “Catastrophe Reinsurer.” We have made rounding adjustments to reach some of the figures included in this financial supplement and, unless otherwise indicated, percentages presented in this financial supplement are approximate.

In presenting the Company’s results, management has included financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). Such measures, including book value per share, diluted book value per share and return on beginning shareholders’ equity, are referred to as non-GAAP measures. These non-GAAP financial measures may be defined or calculated differently by other companies. Management believes these measures allow for a more complete understanding of the underlying business. These measures are used to monitor our results and should not be viewed as a substitute for those determined in accordance with GAAP. Reconciliations of such measures to the most comparable GAAP figures are included in the attached financial information in accordance with Regulation G.

Safe Harbor Statement Regarding Forward-Looking Statements:

This Financial Supplement includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions you that the forward-looking information presented in this press release is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this press release. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from the Company’s expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: (i) limited historical information about the Company; (ii) fluctuation in results of operations; (iii) more established competitors; (iv) losses exceeding reserves; (v) downgrades or withdrawal of ratings by rating agencies; (vi) dependence on key executives; (vii) dependence on letter of credit facilities that may not be available on commercially acceptable terms; (viii) potential inability to pay dividends; (ix) inability to service the Company’s indebtedness; (x) limited cash flow and liquidity due to indebtedness; (xi) unavailability of capital in the future; (xii) fluctuations in market price of the Company’s common shares; (xiii) dependence on clients’ evaluations of risks associated with such clients’ insurance underwriting; (xiv) suspension or revocation of reinsurance licenses; (xv) potentially being deemed an investment company under United States federal securities law; (xvi) potential characterization of Third Point Re and/or Third Point Reinsurance Company Ltd. as a passive foreign investment company; (xvii) future strategic transactions such as acquisitions, dispositions, merger or joint ventures; (xviii) dependence on Third Point LLC to implement the Company’s investment strategy; (xix) termination by Third Point LLC of the investment management agreements; (xx) risks associated with the Company’s investment strategy being greater than those faced by competitors; (xxi) increased regulation or scrutiny of alternative investment advisers affecting the Company’s reputation; (xxii) the Company potentially becoming subject to United States federal income taxation; (xxiii) the Company potentially becoming subject to United States withholding and information reporting requirements under the Foreign Account Tax Compliance Act provisions; (xxiv) changes in Bermuda or other law regulation that may have an adverse impact on the Company's operations; and (xxv) other risks and factors listed under “Risk Factors” in our most recent Annual Report on Form 10-K and other periodic and current disclosures filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date made and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Third Point Reinsurance Ltd.
Table of Contents

Key Performance Indicators
Key Performance Indicators	Page 3

Consolidated Financial Statements
Condensed Consolidated Balance Sheets - by Quarter	Page 4
Condensed Consolidated Statements of Income (Loss)	Page 5
Condensed Consolidated Statements of Income (Loss) - by Quarter	Page 6

Operating Segment Information
Segment Reporting - Three months ended December 31, 2015 and 2014	Page 7
Segment Reporting - Twelve months ended December 31, 2015 and 2014	Page 8
Property and Casualty Reinsurance Segment - by Quarter	Page 9
Catastrophe Risk Management Segment - by Quarter	Page 10
Corporate Function - by Quarter	Page 11
Gross Premiums Written by Lines of Business - by Quarter	Page 12

Investments
Investments Managed by Third Point LLC - by Quarter	Page 13
Investment Return by Investment Strategy - by Quarter	Page 14

Other
General and Administrative Expenses - by Quarter	Page 15
Book Value per Share and Diluted Book Value per Share - by Quarter	Page 16
Earnings (Loss) per Share - by Quarter	Page 17
Return on Beginning Shareholders’ Equity - by Quarter	Page 18

Third Point Reinsurance Ltd.
Key Performance Indicators
December 31, 2015 and 2014
(expressed in thousands of U.S. dollars, except per share data and ratios)

	Three months ended		Twelve months ended
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014

Key underwriting metrics for Property and Casualty Reinsurance segment:
Net underwriting loss(1)	$(9,175)	$(542)	$(28,257)	$(9,552)
Combined ratio(1)	106.9%	100.2%	104.7%	102.2%

Key investment return metrics:
Net investment income (loss)	$61,553	$(6,490)	$(28,074)	$85,582
Net investment return on investments managed by Third Point LLC	2.8%	(0.4)%	(1.6)%	5.1%

Key shareholders’ value creation metrics:
Book value per share(2)	$13.23	$14.04	$13.23	$14.04
Diluted book value per share(2)	$12.85	$13.55	$12.85	$13.55
Increase (decrease) in diluted book value per share(2)	3.2%	(1.0)%	(5.2)%	3.3%
Return on beginning shareholders’ equity(2)	3.2%	(1.0)%	(6.0)%	3.6%

(1)	Refer to accompanying “Segment Reporting - Three and twelve months ended December 31, 2015 and 2014” for a calculation of net underwriting loss and combined ratio.

(2)
Book value per share, diluted book value per share and return on beginning shareholders’ equity are non-GAAP financial measures. Refer to accompanying “Book value per share and diluted book value per share - by Quarter” for calculation of basic and diluted book value per share and “Return on beginning shareholders’ equity - by Quarter” for calculation of return on beginning shareholders' equity.

Third Point Reinsurance Ltd.
Consolidated Balance Sheets - by Quarter
(expressed in thousands of U.S. dollars)

	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Assets
Equity securities, trading, at fair value	$1,231,077	$1,289,840	$1,332,489	$1,239,988	$1,177,796
Debt securities, trading, at fair value	1,034,247	737,039	801,725	736,243	569,648
Other investments, at fair value	51,920	52,882	72,699	61,466	83,394
Total investments in securities	2,317,244	2,079,761	2,206,913	2,037,697	1,830,838
Cash and cash equivalents	20,407	10,819	46,800	12,348	28,734
Restricted cash and cash equivalents	330,915	604,428	589,231	583,474	417,307
Due from brokers	326,971	303,597	263,440	228,793	58,241
Securities purchased under an agreement to sell	—	—	17,963	17,630	29,852
Derivative assets, at fair value	35,337	27,337	27,995	25,223	21,130
Interest and dividends receivable	10,687	10,030	5,508	5,902	2,602
Reinsurance balances receivable	294,313	314,693	291,226	250,154	303,649
Deferred acquisition costs, net	197,093	192,451	180,452	164,096	155,901
Unearned premiums ceded	187	808	1,226	—	—
Loss and loss adjustment expenses recoverable	125	184	184	408	814
Other assets	11,829	14,231	5,923	6,857	3,512
Total assets	$3,545,108	$3,558,339	$3,636,861	$3,332,582	$2,852,580
Liabilities and shareholders’ equity
Liabilities
Accounts payable and accrued expenses	$11,966	$12,298	$12,356	$8,792	$10,085
Reinsurance balances payable	24,119	34,833	32,662	53,798	27,040
Deposit liabilities	83,955	167,210	147,161	146,719	145,430
Unearned premium reserves	531,710	567,565	571,580	508,014	433,809
Loss and loss adjustment expense reserves	466,047	420,649	312,945	273,937	277,362
Securities sold, not yet purchased, at fair value	314,353	172,074	151,115	104,857	82,485
Securities sold under an agreement to repurchase	8,944	—	10,992	61,939	—
Due to brokers	574,962	695,019	681,280	465,558	312,609
Derivative liabilities, at fair value	15,392	22,495	19,139	17,020	11,015
Performance fee payable to related party	—	—	25,059	15,844	—
Interest and dividends payable	4,400	1,673	3,678	1,617	697
Senior notes payable, net of deferred costs	113,377	113,332	113,290	113,315	—
Total liabilities	2,149,225	2,207,148	2,081,257	1,771,410	1,300,532
Commitments and contingent liabilities
Shareholders’ equity
Preference shares	—	—	—	—	—
Common shares	10,548	10,548	10,526	10,517	10,447
Additional paid-in capital	1,080,591	1,078,327	1,073,369	1,069,617	1,065,489
Retained earnings	288,587	246,394	442,109	426,447	375,977
Shareholders’ equity attributable to shareholders	1,379,726	1,335,269	1,526,004	1,506,581	1,451,913
Non-controlling interests	16,157	15,922	29,600	54,591	100,135
Total shareholders’ equity	1,395,883	1,351,191	1,555,604	1,561,172	1,552,048
Total liabilities and shareholders’ equity	$3,545,108	$3,558,339	$3,636,861	$3,332,582	$2,852,580

Third Point Reinsurance Ltd.
Consolidated Statements of Income (Loss)
(expressed in thousands of U.S. dollars, except share and per share data)

	Three months ended		Twelve months ended
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Revenues
Gross premiums written	$99,155	$253,802	$702,414	$613,300
Gross premiums ceded	(24)	—	(1,876)	(150)
Net premiums written	99,131	253,802	700,538	613,150
Change in net unearned premium reserves	35,235	(70,230)	(97,714)	(168,618)
Net premiums earned	134,366	183,572	602,824	444,532
Net investment income (loss)	61,553	(6,490)	(28,074)	85,582
Total revenues	195,919	177,082	574,750	530,114
Expenses
Loss and loss adjustment expenses incurred, net	98,855	132,364	415,191	283,147
Acquisition costs, net	38,552	43,875	191,216	137,206
General and administrative expenses	10,236	10,310	46,033	40,008
Other expenses	2,928	2,606	8,614	7,395
Interest expense	2,074	—	7,236	—
Foreign exchange gains	(2,396)	—	(3,196)	—
Total expenses	150,249	189,155	665,094	467,756
Income (loss) before income tax (expense) benefit	45,670	(12,073)	(90,344)	62,358
Income tax (expense) benefit	(2,863)	(1,731)	2,905	(5,648)
Income (loss) including non-controlling interests	42,807	(13,804)	(87,439)	56,710
(Income) loss attributable to non-controlling interests	(614)	(875)	49	(6,315)
Net income (loss)	$42,193	$(14,679)	$(87,390)	$50,395
Earnings (loss) per share
Basic	$0.40	$(0.14)	$(0.84)	$0.48
Diluted	$0.39	$(0.14)	$(0.84)	$0.47
Weighted average number of ordinary shares used in the determination of earnings (loss) per share
Basic	104,217,321	103,324,616	104,003,820	103,287,693
Diluted	106,635,451	103,324,616	104,003,820	106,391,059

(1)
Basic earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings (loss) per share is based on the weighted average number of common shares and share equivalents including any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as “participating securities”), be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

Third Point Reinsurance Ltd.
Consolidated Statements of Income (Loss) - by Quarter
(expressed in thousands of U.S. dollars, except share and per share data)

	Three Months Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Revenues
Gross premiums written	$99,155	$205,583	$184,342	$213,334	$253,802
Gross premiums ceded	(24)	(375)	(1,425)	(52)	—
Net premiums written	99,131	205,208	182,917	213,282	253,802
Change in net unearned premium reserves	35,235	3,597	(62,339)	(74,207)	(70,230)
Net premiums earned	134,366	208,805	120,578	139,075	183,572
Net investment income (loss)	61,553	(193,156)	38,611	64,918	(6,490)
Total revenues	195,919	15,649	159,189	203,993	177,082
Expenses
Loss and loss adjustment expenses incurred, net	98,855	158,537	76,053	81,746	132,364
Acquisition costs, net	38,552	50,509	47,498	54,657	43,875
General and administrative expenses	10,236	9,822	14,267	11,708	10,310
Other expenses	2,928	670	2,315	2,701	2,606
Interest expense	2,074	2,074	2,052	1,036	—
Foreign exchange (gains) losses	(2,396)	(746)	139	(193)	—
Total expenses	150,249	220,866	142,324	151,655	189,155
Income (loss) before income tax (expense) benefit	45,670	(205,217)	16,865	52,338	(12,073)
Income tax (expense) benefit	(2,863)	7,781	(708)	(1,305)	(1,731)
Income (loss) including non-controlling interests	42,807	(197,436)	16,157	51,033	(13,804)
(Income) loss attributable to non-controlling interests	(614)	1,721	(495)	(563)	(875)
Net income (loss)	$42,193	$(195,715)	$15,662	$50,470	$(14,679)
Earnings (loss) per share
Basic	$0.40	$(1.88)	$0.15	$0.48	$(0.14)
Diluted	$0.39	$(1.88)	$0.15	$0.47	$(0.14)
Weighted average number of ordinary shares used in the determination of earnings (loss) per share
Basic	104,217,321	104,117,448	103,927,761	103,753,065	103,324,616
Diluted	106,635,451	104,117,448	106,696,874	106,144,183	103,324,616

(1)
Basic earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and convertible securities such as unvested restricted shares. Diluted earnings (loss) per share are based on the weighted average number of common shares and share equivalents including any dilutive effects of warrants, options and other awards under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as ‘‘participating securities”), be included in the number of shares outstanding for both basic and diluted earnings (loss) per share calculations. We treat certain of our unvested restricted shares as participating securities. In the event of a net loss, the participating securities are excluded from the calculation of both basic and diluted loss per share.

Third Point Reinsurance Ltd.
Segment Reporting - Three months ended December 31, 2015 and 2014
(expressed in thousands of U.S. dollars)

	Three months ended December 31, 2015				Three months ended December 31, 2014
	Property and Casualty Reinsurance	Catastrophe Risk Management	Corporate	Total	Property and Casualty Reinsurance	Catastrophe Risk Management	Corporate	Total
Revenues
Gross premiums written	$99,155	$—	$—	$99,155	$253,810	$(8)	$—	$253,802
Gross premiums ceded	(24)	—	—	(24)	—	—	—	—
Net premiums written	99,131	—	—	99,131	253,810	(8)	—	253,802
Change in net unearned premium reserves	35,235	—	—	35,235	(72,789)	2,559	—	(70,230)
Net premiums earned	134,366	—	—	134,366	181,021	2,551	—	183,572
Expenses
Loss and loss adjustment expenses incurred, net	98,855	—	—	98,855	132,391	(27)	—	132,364
Acquisition costs, net	38,552	—	—	38,552	43,677	198	—	43,875
General and administrative expenses	6,134	(16)	4,118	10,236	5,495	953	3,862	10,310
Total expenses	143,541	(16)	4,118	147,643	181,563	1,124	3,862	186,549
Net underwriting loss	(9,175)	n/a	n/a	n/a	(542)	n/a	n/a	n/a
Net investment income (loss)	12,813	—	48,740	61,553	(2,153)	284	(4,621)	(6,490)
Other expenses	(2,928)	—	—	(2,928)	(2,606)	—	—	(2,606)
Interest expense	—	—	(2,074)	(2,074)	—	—	—	—
Foreign exchange gains	—	—	2,396	2,396	—	—	—	—
Income tax expense	—	—	(2,863)	(2,863)	—	—	(1,731)	(1,731)
Segment income (loss) including non-controlling interests	710	16	42,081	42,807	(5,301)	1,711	(10,214)	(13,804)
Segment income attributable to non-controlling interests	—	(54)	(560)	(614)	—	(871)	(4)	(875)
Segment income (loss)	$710	$(38)	$41,521	$42,193	$(5,301)	$840	$(10,218)	$(14,679)

Property and Casualty Reinsurance - Underwriting Ratios (1):
Loss ratio	73.6%				73.1%
Acquisition cost ratio	28.7%				24.1%
Composite ratio	102.3%				97.2%
General and administrative expense ratio	4.6%				3.0%
Combined ratio	106.9%				100.2%

(1)	Underwriting ratios are calculated by dividing the related expense by net premiums earned.

Third Point Reinsurance Ltd.
Segment Reporting - Twelve months ended December 31, 2015 and 2014
(expressed in thousands of U.S. dollars)

	Twelve months ended December 31, 2015				Twelve months ended December 31, 2014
	Property and Casualty Reinsurance	Catastrophe Risk Management	Corporate	Total	Property and Casualty Reinsurance	Catastrophe Risk Management	Corporate	Total
Revenues
Gross premiums written	$702,458	$(44)	$—	$702,414	$601,305	$11,995	$—	$613,300
Gross premiums ceded	(1,876)	—	—	(1,876)	(150)	—	—	(150)
Net premiums written	700,582	(44)	—	700,538	601,155	11,995	—	613,150
Change in net unearned premium reserves	(97,766)	52	—	(97,714)	(168,858)	240	—	(168,618)
Net premiums earned	602,816	8	—	602,824	432,297	12,235	—	444,532
Expenses
Loss and loss adjustment expenses incurred, net	415,041	150	—	415,191	283,180	(33)	—	283,147
Acquisition costs, net	191,217	(1)	—	191,216	136,154	1,052	—	137,206
General and administrative expenses	24,815	447	20,771	46,033	22,515	3,113	14,380	40,008
Total expenses	631,073	596	20,771	652,440	441,849	4,132	14,380	460,361
Net underwriting loss	(28,257)	n/a	n/a	n/a	(9,552)	n/a	n/a	n/a
Net investment income (loss)	(10,810)	69	(17,333)	(28,074)	11,305	1,227	73,050	85,582
Other expenses	(8,614)	—	—	(8,614)	(7,395)	—	—	(7,395)
Interest expense	—	—	(7,236)	(7,236)	—	—	—	—
Foreign exchange gains	—	—	3,196	3,196	—	—	—	—
Income tax (expense) benefit	—	—	2,905	2,905	—	—	(5,648)	(5,648)
Segment income (loss) including non-controlling interests	(47,681)	(519)	(39,239)	(87,439)	(5,642)	9,330	53,022	56,710
Segment (income) loss attributable to non-controlling interests	—	102	(53)	49	—	(4,725)	(1,590)	(6,315)
Segment income (loss)	$(47,681)	$(417)	$(39,292)	$(87,390)	$(5,642)	$4,605	$51,432	$50,395

Property and Casualty Reinsurance - Underwriting Ratios (1):
Loss ratio	68.9%				65.5%
Acquisition cost ratio	31.7%				31.5%
Composite ratio	100.6%				97.0%
General and administrative expense ratio	4.1%				5.2%
Combined ratio	104.7%				102.2%

(1)	Underwriting ratios are calculated by dividing the related expense by net premiums earned.

Third Point Reinsurance Ltd.
Property and Casualty Reinsurance Segment - by Quarter
(expressed in thousands of U.S. dollars)

	Three Months Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Revenues
Gross premiums written	$99,155	$205,729	$184,191	$213,383	$253,810
Gross premiums ceded	(24)	(375)	(1,425)	(52)	—
Net premiums written	99,131	205,354	182,766	213,331	253,810
Change in net unearned premium reserves	35,235	3,597	(62,384)	(74,214)	(72,789)
Net premiums earned	134,366	208,951	120,382	139,117	181,021
Expenses
Loss and loss adjustment expenses incurred, net	98,855	158,387	76,053	81,746	132,391
Acquisition costs, net	38,552	50,527	47,475	54,663	43,677
General and administrative expenses	6,134	5,872	6,242	6,567	5,495
Total expenses	143,541	214,786	129,770	142,976	181,563
Net underwriting loss	(9,175)	(5,835)	(9,388)	(3,859)	(542)
Net investment income (loss)	12,813	(51,988)	9,790	18,575	(2,153)
Other expenses	(2,928)	(670)	(2,315)	(2,701)	(2,606)
Segment income (loss)	$710	$(58,493)	$(1,913)	$12,015	$(5,301)

Underwriting ratios (1):
Loss ratio	73.6%	75.8%	63.2%	58.8%	73.1%
Acquisition cost ratio	28.7%	24.2%	39.4%	39.3%	24.1%
Composite ratio	102.3%	100.0%	102.6%	98.1%	97.2%
General and administrative expense ratio	4.6%	2.8%	5.2%	4.7%	3.0%
Combined ratio	106.9%	102.8%	107.8%	102.8%	100.2%

(1)	Underwriting ratios are calculated by dividing the related expense by net premiums earned.

Third Point Reinsurance Ltd.
Catastrophe Risk Management Segment - by Quarter
(expressed in thousands of U.S. dollars)

	Three Months Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Revenues
Gross premiums written	$—	$(146)	$151	$(49)	$(8)
Gross premiums ceded	—	—	—	—	—
Net premiums written	—	(146)	151	(49)	(8)
Change in net unearned premium reserves	—	—	45	7	2,559
Net premiums earned	—	(146)	196	(42)	2,551
Expenses
Loss and loss adjustment expenses incurred, net	—	150	—	—	(27)
Acquisition costs, net	—	(18)	23	(6)	198
General and administrative expenses	(16)	32	198	233	953
Total expenses	(16)	164	221	227	1,124
Net investment income	—	1	43	25	284
Segment income (loss) including non-controlling interests	16	(309)	18	(244)	1,711
Segment income attributable to non-controlling interests	(54)	140	(64)	80	(871)
Segment income (loss)	$(38)	$(169)	$(46)	$(164)	$840

Note: In December 2014, we announced that we would no longer accept investments in the Catastrophe Fund, that no new business would be written in the Catastrophe Reinsurer and that we would be redeeming all existing investments in the Catastrophe Fund. As of December 31, 2015, all investments in the Catastrophe Fund had been redeemed.

Third Point Reinsurance Ltd.
Corporate Function - by Quarter
(expressed in thousands of U.S. dollars)

	Three Months Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Revenues
Gross premiums written	$—	$—	$—	$—	$—
Gross premiums ceded	—	—	—	—	—
Net premiums written	—	—	—	—	—
Change in net unearned premium reserves	—	—	—	—	—
Net premiums earned	—	—	—	—	—
Expenses
Loss and loss adjustment expenses incurred, net	—	—	—	—	—
Acquisition costs, net	—	—	—	—	—
General and administrative expenses	4,118	3,918	7,827	4,908	3,862
Total expenses	4,118	3,918	7,827	4,908	3,862
Net investment income (loss)	48,740	(141,169)	28,778	46,318	(4,621)
Interest expense	(2,074)	(2,074)	(2,052)	(1,036)	—
Foreign exchange gains (losses)	2,396	746	(139)	193	—
Income tax (expense) benefit	(2,863)	7,781	(708)	(1,305)	(1,731)
Segment income (loss) including non-controlling interests	42,081	(138,634)	18,052	39,262	(10,214)
Segment (income) loss attributable to non-controlling interests	(560)	1,581	(431)	(643)	(4)
Segment income (loss)	$41,521	$(137,053)	$17,621	$38,619	$(10,218)

Third Point Reinsurance Ltd.
Gross Premiums Written by Lines of Business - by Quarter
(expressed in thousands of U.S. dollars)

	Three Months Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014

Property	$43,361	$21,863	$27,535	$21,456	$28,258

Workers Compensation	(321)	14,769	44,357	5,729	8,327
Auto	7,395	91,565	73,666	(16,241)	14,029
General Liability	—	55,646	21,134	20,365	172
Professional Liability	(1,000)	—	10,000	—	—
Casualty	6,074	161,980	149,157	9,853	22,528

Agriculture	—	—	(1)	—	26
Credit & Financial lines	15,937	20,611	7,500	18,875	8,026
Multi-line	33,783	1,275	—	163,199	194,972
Specialty	49,720	21,886	7,499	182,074	203,024

Total property and casualty reinsurance segment	99,155	205,729	184,191	213,383	253,810
Catastrophe risk management	—	(146)	151	(49)	(8)
	$99,155	$205,583	$184,342	$213,334	$253,802

Third Point Reinsurance Ltd.
Investments Managed by Third Point LLC - by Quarter
(expressed in thousands of U.S. dollars)

	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Assets
Total investments in securities	$2,290,779	$2,053,777	$2,181,728	$2,032,653	$1,828,761
Cash and cash equivalents	57	10	25,221	29	3
Restricted cash and cash equivalents	330,915	604,428	566,716	508,049	308,763
Due from brokers	326,971	303,597	263,440	228,793	58,241
Securities purchased under an agreement to sell	—	—	17,963	17,630	29,852
Derivative assets	35,337	27,337	27,995	25,223	21,130
Interest and dividends receivable	10,687	10,030	5,505	5,898	2,590
Other assets	—	—	—	—	325
Total assets	$2,994,746	$2,999,179	$3,088,568	$2,818,275	$2,249,665
Liabilities and non-controlling interest
Accounts payable and accrued expenses	$770	$714	$846	$506	$464
Securities sold, not yet purchased	314,353	172,074	151,115	104,857	82,485
Securities sold under an agreement to repurchase	8,944	—	10,992	61,939	—
Due to brokers	574,962	695,019	681,280	465,558	312,609
Derivative liabilities	15,392	22,495	19,139	16,990	10,985
Performance fee payable to related party	—	—	25,059	15,844	—
Interest and dividends payable	1,345	647	657	602	697
Capital contributions received in advance	—	—	25,214	—	—
Non-controlling interest	16,157	15,597	16,317	15,885	40,241
Total liabilities and non-controlling interest	931,923	906,546	930,619	682,181	447,481
Total net investments managed by Third Point LLC	$2,062,823	$2,092,633	$2,157,949	$2,136,094	$1,802,184

Net investments - Capital	$1,537,349	$1,491,118	$1,573,864	$1,566,798	$1,413,019
Net investments - Float	525,474	601,515	584,085	569,296	389,165
Total net investments managed by Third Point LLC	$2,062,823	$2,092,633	$2,157,949	$2,136,094	$1,802,184

Third Point Reinsurance Ltd.
Investment Return by Investment Strategy - by Quarter

Summary of investment return on investments managed by Third Point LLC	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014

Long/short equities	2.9%	(8.2)%	1.1%	1.0%	0.9%
Asset-backed securities	(0.2)%	0.4%	1.1%	1.8%	—%
Corporate and sovereign credit (1)	0.3%	(1.0)%	(0.4)%	0.3%	(0.8)%
Macro and other	(0.2)%	0.1%	(0.1)%	(0.1)%	(0.5)%
	2.8%	(8.7)%	1.7%	3.0%	(0.4)%

(1)
Effective January 1, 2015, we modified the presentation of our net investment return by investment strategy to include sovereign credit into the corporate and sovereign credit strategy from the macro and other strategy.  We believe this classification better represents our portfolio.  We have reclassified the 2014 returns in the table above to correspond to the current year’s presentation.

Third Point Reinsurance Ltd.
General and Administrative Expenses - by Quarter
(expressed in thousands of U.S. dollars)

	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Payroll and related	$3,816	$3,500	$7,295	$4,663	$3,638
Share compensation expenses	2,266	2,807	2,714	3,083	2,279
Legal and accounting	1,115	1,090	1,385	1,290	1,691
IT related	888	366	347	366	500
Travel and entertainment	722	649	789	985	818
Credit facility fees	391	466	519	431	418
Corporate insurance	229	222	276	295	262
Occupancy	209	182	205	150	123
Board of director and related	169	192	239	170	157
Other general and administrative expenses	431	348	498	275	424
	$10,236	$9,822	$14,267	$11,708	$10,310

Third Point Reinsurance Ltd.
Book Value per Share and Diluted Book Value per Share - by Quarter
(expressed in thousands of U.S. dollars)

	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Basic and diluted book value per share numerator:
Total shareholders’ equity	$1,395,883	$1,351,191	$1,555,604	$1,561,172	$1,552,048
Less: non-controlling interests	(16,157)	(15,922)	(29,600)	(54,591)	(100,135)
Shareholders’ equity attributable to shareholders	1,379,726	1,335,269	1,526,004	1,506,581	1,451,913
Effect of dilutive warrants issued to founders and an advisor	46,512	46,512	46,512	46,512	46,512
Effect of dilutive stock options issued to directors and employees	58,070	58,070	60,240	60,589	61,705
Fully diluted book value per share numerator:	$1,484,308	$1,439,851	$1,632,756	$1,613,682	$1,560,130
Basic and diluted book value per share denominator:
Issued and outstanding shares	104,256,745	104,217,321	104,000,321	103,890,670	103,397,542
Effect of dilutive warrants issued to founders and an advisor	4,651,163	4,651,163	4,651,163	4,651,163	4,651,163
Effect of dilutive stock options issued to directors and employees	5,788,391	5,788,391	6,005,391	6,040,275	6,151,903
Effect of dilutive restricted shares issued to employees	837,277	954,829	954,829	955,385	922,610
Diluted book value per share denominator:	115,533,576	115,611,704	115,611,704	115,537,493	115,123,218

Basic book value per share(1)	$13.23	$12.81	$14.67	$14.50	$14.04
Diluted book value per share(1)	$12.85	$12.45	$14.12	$13.97	$13.55

Increase (decrease) in diluted book value per share	3.2%	(11.8)%	1.1%	3.1%	(1.0)%

(1)
Book value per share and diluted book value per share are non-GAAP financial measures. Book value per share is calculated by dividing shareholders’ equity attributable to shareholders by the number of issued and outstanding shares at period end. Diluted book value per share is calculated by dividing shareholders’ equity attributable to shareholders and adjusted to include unvested restricted shares and the exercise of all in-the-money options and warrants. For unvested restricted shares with a performance condition, we include the unvested restricted shares that we consider vesting to be probable. We believe that long-term growth in diluted book value per share is the most important measure of our financial performance because it allows our management and investors to track over time the value created by the retention of earnings. In addition, we believe this metric is used by investors because it provides a basis for comparison with other companies in our industry that also report a similar measure.

Third Point Reinsurance Ltd.
Earnings (Loss) per Share - by Quarter
(expressed in thousands of U.S. dollars)

	December 31, 2015	September 30, 2015(1)	June 30, 2015	March 31, 2015	December 31, 2014(1)
Weighted-average number of common shares outstanding
Basic number of common shares outstanding	104,217,321	104,117,448	103,927,761	103,753,065	103,324,616
Dilutive effect of options	1,166,940	—	1,341,209	1,093,353	—
Dilutive effect of warrants	1,251,190	—	1,427,904	1,297,765	—
Diluted number of common shares outstanding	106,635,451	104,117,448	106,696,874	106,144,183	103,324,616

Basic earnings (loss) per common share:
Net income (loss)	$42,193	$(195,715)	$15,662	$50,470	$(14,679)
Income allocated to participating shares	(137)	—	(50)	(179)	—
Net income (loss) available to common shareholders	$42,056	$(195,715)	$15,612	$50,291	$(14,679)

Basic earnings (loss) per common share	$0.40	$(1.88)	$0.15	$0.48	$(0.14)

Diluted earnings (loss) per common share
Net income (loss)	$42,193	$(195,715)	$15,662	$50,470	$(14,679)
Income allocated to participating shares	(134)	—	(49)	(175)	—
Net income (loss) available to common shareholders	$42,059	$(195,715)	$15,613	$50,295	$(14,679)

Diluted earnings (loss) per common share	$0.39	$(1.88)	$0.15	$0.47	$(0.14)

(1)
Basic earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as “participating securities”), be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

Third Point Reinsurance Ltd.
Return on Beginning Shareholders’ Equity - by Quarter
(expressed in thousands of U.S. dollars)

	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Net income (loss)	$42,193	$(195,715)	$15,662	$50,470	$(14,679)
Shareholders’ equity attributable to shareholders - beginning of period	$1,335,269	$1,526,004	$1,506,581	$1,451,913	$1,464,313
Return on beginning shareholders’ equity	3.2%	(12.8)%	1.0%	3.5%	(1.0)%

(1)
Return on beginning shareholders’ equity as presented is a non-GAAP financial measure. Return on beginning shareholders’ equity is calculated by dividing net income by the beginning of period shareholders’ equity attributable to shareholders.